UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

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                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    March 31, 2000
                                                     --------------

                                    WODFI LLC
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             (Exact name of registrant as specified in its charter)




       United States of America                         333-84579                        65-0934017
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
(State or other Jurisdiction of Incorporation)  (Commission File Number)   (I.R.S. employer Identification No.)

                              120 N.W. 12th Avenue
                         Deerfield Beach, Florida 33442
                    (Address of principal executive offices)
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Registrant's telephone number, including area code: 954-429-2200

                                   Page 1 of 4
                         Exhibit Index appears on Page 4


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ITEM 5.           OTHER EVENTS
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                  On March 9, 2000, the Securities and Exchange Commission
declared the Registration Statement (333-84579) on Form S-3, relating to the issuance of Asset Backed Notes, effective. The T-1 Statement of Eligibility of Harris Trust and Savings Bank is attached hereto as Exhibit 25.

EXHIBIT 25        The following is filed as an Exhibit to this Report under
                  Exhibit 25.

                           Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of a Corporation Designated to Act as Trustee of Harris Trust and Savings Bank.













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



                                                    SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                       WODFI LLC, as Originator of World Omni
                                       Master Owner Trust
                                       (Registrant)

Dated: March 31, 2000


                                       By:/s/ Eric Gebhard
                                       -------------------
                                       Name:  Eric Gebhard
                                       Title: Assistant Secretary



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                                INDEX TO EXHIBITS
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Exhibit Number           Exhibit
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25                       Form T-1 Statement of Eligibility


















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